UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

Commission File Number 001-38103

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	98-1376360
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)
☐	Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously announced, on December 21, 2025, Janus Henderson Group plc (the “Company”) entered into the Agreement and Plan of Merger (the “Original Merger Agreement” and, as amended by the Amendment (as defined below), the “Merger Agreement”), with Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”) in accordance with the Companies (Jersey) Law 1991, with the Company continuing as the surviving company and a wholly owned subsidiary of Parent. On March 24, 2026, the Company, Parent and Merger Sub entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”), pursuant to which certain terms of the Original Merger Agreement were amended. Subsequently, at the extraordinary general meeting of shareholders of the Company held on April 16, 2026, the shareholders of the Company approved the proposal to approve and adopt the Merger Agreement, as amended or supplemented from time to time, and the transactions contemplated by the Merger Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On June 16, 2026, the Company entered into a side letter agreement (the “Side Letter”) with Parent and Merger Sub, which further supplements and amends certain terms of the Merger Agreement (as further amended and supplemented by the Side Letter, the “Amended Merger Agreement”).

Pursuant to the terms of the Side Letter, the Company, Parent and Merger Sub have agreed that, among other things:

i.	the closing of the Merger (the “Closing”) shall occur on June 30, 2026, subject to the satisfaction or waiver of all conditions to Closing as set forth in the Amended Merger Agreement, or if any Closing conditions set forth in the Amended Merger Agreement have not been satisfied or waived as of June 30, 2026, then Closing shall occur seven (7) Business Days after the date upon which all Closing conditions set forth in the Amended Merger Agreement have been satisfied or waived (other than those conditions which by their nature cannot be satisfied until the Closing, but subject to the satisfaction or waiver thereof) or on such other date as Parent and the Company mutually agree in writing;

ii.	conditions related to those regulatory approvals received as of the date of the Side Letter are satisfied as of the date of the Side Letter; and

iii.	the date after which the Merger Agreement may be terminated if the merger has not occurred on or prior to such date (referred to in the Merger Agreement as the Termination Date), shall be September 20, 2026.

The foregoing description of the Side Letter does not purport to be a complete statement and is qualified in its entirety by reference to (a) the Side Letter, which is attached as Exhibit 2.1.1 to this Current Report on Form 8-K and incorporated herein by reference, (b) the Original Merger Agreement, which is attached as Exhibit 2.1 to the previously filed Current Report on Form 8-K filed by the Company on December 22, 2025 with the Securities and Exchange Commission (the “SEC”) and incorporated herein by reference, and (c) the Amendment, which is attached as Exhibit 2.1 to the previously filed Current Report on Form 8-K filed by the Company on March 24, 2026 with the SEC and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 18, 2026, the Company issued a press release announcing that it has secured the regulatory approvals and client consents required to complete its previously announced take-private transaction. The transaction is expected to close on June 30, 2026, subject to the continued satisfaction of all closing conditions under the Amended Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1.1	Side Letter, dated as of June 16, 2026, by and among Janus Henderson Group plc, Jupiter Company Limited, and Jupiter Merger Sub Limited.
2.1.2*+	Agreement and Plan of Merger, dated as of December 21, 2025, by and among Janus Henderson Group plc, Jupiter Company Limited, and Jupiter Merger Sub Limited (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2025).
2.1.3	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 24, 2026, by and among Janus Henderson Group plc, Jupiter Company Limited, and Jupiter Merger Sub Limited (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2026).
99.1	Press Release, dated as of June 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K.
+	Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K.

Forward Looking Statements

Certain statements in this Form 8-K not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause our future results to differ materially from those expressed by the forward-looking statements included in this Form 8-K include, but are not limited to, the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur, the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability, unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on Janus Henderson’s business, that the proposed transaction generally may involve unexpected costs, liabilities or delays, that the business of Janus Henderson may suffer as a result of uncertainty surrounding the proposed transaction or the identity of the purchaser, that Janus Henderson may be adversely affected by other economic, business, and/or competitive factors, including the net asset value of assets in certain of Janus Henderson’s funds, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction, changes in interest rates and inflation, changes in trade policies (including the imposition of new or increased tariffs), volatility or disruption in financial markets, our investment performance as compared to third-party benchmarks or competitive products, redemptions, and other risks, uncertainties, assumptions, and factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other filings or furnishings made by Janus Henderson with the SEC from time to time.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026

JANUS HENDERSON GROUP PLC

By:	/s/ Sukh Grewal
Name:	Sukh Grewal
Title:	Chief Financial Officer